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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) January 28, 2002

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                            Asia Global Crossing Ltd.
               (Exact Name of Registrant as Specified in Charter)

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
            Bermuda                         000-30994                   98-022-4159
(State or Other Jurisdiction of      (Commission File Number)          (IRS Employer
         Incorporation)                                              Identification No.)

    Wessex House, 45 Reid Street, Hamilton, Bermuda                   HM12
       (Address of Principal Executive Offices)                    (Zip Code)



        Registrant's telephone number, including area code (441) 296-8600

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Item 5.  Other Events.

        On January 28, 2002, Asia Global Crossing Ltd. ("Asia Global Crossing") issued a press release concerning an equity investment in and the Chapter 11 filing of Global Crossing Ltd.

        A copy of the Asia Global Crossing press release, dated January 28, 2002, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

        (c)    Exhibits.

        99.1   Asia Global Crossing Ltd. Press Release, dated January 28, 2002

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ASIA GLOBAL CROSSING LTD.



                                        By:   /s/  Charles F. Carroll
                                              ----------------------------------
                                              Name: Charles F. Carroll
                                              Title: General Counsel

Dated:  January 29, 2002

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                                  EXHIBIT INDEX


  Exhibit No.                          Description
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
     99.1        Asia Global Crossing Ltd. Press Release, dated January 28, 2002